UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2017

Ominto, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307, Boca Raton, FL	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 362-2393

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

On May 19, 2017, Ominto, Inc. (“we” or the “Company”) dismissed Mayer Hoffman McCann P.C. (“MHM”) as the Company’s principal independent registered public accounting firm and appointed Morrison Brown Argiz & Farra, LLC (“MBAF”) as our principal independent registered public accounting firm. The decision to dismiss MHM and to engage MBAF was recommended by our Audit Committee and approved by our Board of Directors.

(a)	Dismissal of the Independent Registered Public Accounting Firm

The reports of MHM on the Company’s consolidated financial statements for the two most recent fiscal years ended September 30, 2016 and 2015, did not contain an adverse opinion or a disclaimer of opinion, nor did they contain a qualification or modification as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years ended September 30, 2016 and 2015 and in the subsequent interim periods through the date of dismissal, there were (1) no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K. We provided MHM with a copy of the disclosure in this Item 4.01 of this Current Report on Form 8-K (this “Current Report”) prior to its filing with the Securities and Exchange Commission and requested that MHM furnish us with a letter addressed to the SEC stating whether or not it agrees with the statements made in this Current Report. A copy of the letter provided from MHM is filed as Exhibit 16.1 to this Current Report.

(b)	Appointment of a New Independent Registered Public Accounting Firm

On May 19, 2017, pursuant to the approval of the Audit Committee, the Company engaged MBAF as our principal independent registered public accounting firm. The decision to engage MBAF was recommended by our Audit Committee and approved by our Board of Directors for the remainder of the Company’s fiscal quarter ending June 30, 2017 and its fiscal year ending on September 30, 2017.

During our two most recent fiscal years ended September 30, 2016 and 2015 and in the subsequent interim period through the date of appointment, we have not consulted with MBAF regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has MBAF provided to us a written report or oral advice that MBAF concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with MBAF regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter dated May 25, 2017 from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.
Date: May 25, 2017
	By:	/s/ Raoul Quijada
Name: Raoul Quijada
Title: Chief Financial Officer

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